                                POWER OF ATTORNEY

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SEDGWICK)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Thomas R. Clevenger, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 1999.


                                                   THOMAS R. CLEVENGER
                                           -------------------------------------
                                                   Thomas R. Clevenger

SUBSCRIBED AND SWORN to before me this 20th day of January, 1999.

                                                    ANNETTE E. CRIPPS
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       7/8/2001
-----------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Sister Loretto Marie Colwell, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of January, 1999.

                                               SISTER LORETTO MARIE COLWELL
                                           -------------------------------------
                                               Sister Loretto Marie Colwell

SUBSCRIBED AND SWORN to before me this 16th day of January, 1999.

                                                       JULIA A. SMRHA
                                           -------------------------------------
                                                       Notary Public
My Commission Expires:

       7/8/2000
-----------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John C. Dicus, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 1999.

                                                      JOHN C. DICUS
                                           -------------------------------------
                                                      John C. Dicus

SUBSCRIBED AND SWORN to before me this 20th day of January, 1999.

                                                    ANNETTE E. CRIPPS
                                           -------------------------------------
                                                     Notary Public
My Commission Expires:

       7/8/2001
-----------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Steven J. Douglass, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 1999.

                                                    STEVEN J. DOUGLASS
                                           -------------------------------------
                                                    Steven J. Douglass

SUBSCRIBED AND SWORN to before me this 19th day of January, 1999.

                                                      NANCY A. LEWIS
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       10/16/99
-----------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 1999.

                                                     HOWARD R. FRICKE
                                           -------------------------------------
                                                     Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 19th day of January, 1999.

                                                    ANNETTE E. CRIPPS
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       7/8/2001
-----------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, W. W. Hanna, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 1999.

                                                      W. W. HANNA
                                           -------------------------------------
                                                      W. W. Hanna

SUBSCRIBED AND SWORN to before me this 19th day of January, 1999.

                                                   CAROLYN R. SOUDERS
                                           -------------------------------------
                                                     Notary Public
My Commission Expires:

       7/21/99
-----------------------

                                POWER OF ATTORNEY

STATE OF FLORIDA  )
                  ) ss.
COUNTY OF PINELLAS)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes, Jr., being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of January, 1999.

                                                    JOHN E. HAYES, JR.
                                           -------------------------------------
                                                    John E. Hayes, Jr.

SUBSCRIBED AND SWORN to before me this 27th day of January, 1999.

                                                      PAMELA MURRAY
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       3/2/2000
-----------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF DOUGLAS)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Laird G. Noller, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 1999.

                                                     LAIRD G. NOLLER
                                           -------------------------------------
                                                     Laird G. Noller

SUBSCRIBED AND SWORN to before me this 25th day of January, 1999.

                                                    ANNETTE E. CRIPPS
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       7/8/2001
----------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Frank C. Sabatini, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1999.

                                                    FRANK C. SABATINI
                                           -------------------------------------
                                                    Frank C. Sabatini

SUBSCRIBED AND SWORN to before me this 21st day of January, 1999.

                                                    PATRICIA A. CLARK
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       3/5/2002
-----------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Robert C. Wheeler, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 1999.

                                                    ROBERT C. WHEELER
                                           -------------------------------------
                                                    Robert C. Wheeler

SUBSCRIBED AND SWORN to before me this 20th day of January, 1999.

                                                    NANCY G. DEBACKER
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       12/15/99
-----------------------